UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172647	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Park Place, Suite 1401

Newark, New Jersey 07102

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Board of Directors (the “Board”) of Neurotrope, Inc. (the “Company”) has approved June 9, 2015 as the date for an Annual Meeting of Stockholders of the Company for 2015 (the “Annual Meeting”) to be held at the Robert Treat Hotel, 50 Park Place, Newark, New Jersey. The Board also approved April 20, 2015, as the record date for stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date may attend and vote at the meeting or any adjournment thereof.

Deadline for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

The Company did not hold an Annual Meeting of Stockholders in 2014. In order for a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be considered timely for inclusion in the Company’s proxy materials for the Annual Meeting, such proposals must be delivered to the Company’s Secretary at 50 Park Place, Suite 1401 Newark, New Jersey no later than the close of business on April 20, 2015. The Company has determined April 20, 2015, as being a reasonable time before the Company begins to print and send proxy materials. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials and may be omitted if not in compliance with applicable requirements.

Deadline for Stockholder Proposals to be Brought Before An Annual Meeting

Stockholders wishing to nominate a director or propose matters to be considered at the Annual Meeting in the manner contemplated by the Company’s Amended and Restated Bylaws (the “Bylaws”) must submit timely notice thereof to the Secretary of the Company at the same address as set forth above in order for such matters to be considered at the Annual Meeting. Because the Company did not hold an annual meeting of stockholders in 2014, in accordance with Article II, Sections 9 and 10 of the Bylaws, to be timely such notice must be received by the Secretary of the Company by April 20, 2015 (which is the tenth day following the date of filing of this Current Report on Form 8-K, which provides the first public announcement of the date of the Annual Meeting). Any such notice of proposed business or nomination must comply with the specific requirements set forth in the Bylaws and applicable laws in order to be considered at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: April 10, 2015	By:	/s/ Robert Weinstein
Name: Robert Weinstein
Title: Chief Financial Officer,
Executive Vice President, Secretary and Treasurer